EQUITY-ACCOUNTED INVESTMENTS	12 Months Ended
Dec. 31, 2022
Disclosure of joint ventures [abstract]
EQUITY-ACCOUNTED INVESTMENTS	EQUITY-ACCOUNTED INVESTMENTS
The following table outlines the changes in the company’s equity-accounted investments:

(MILLIONS)	2022	2021
Balance, beginning of year	$455	$372
Investment	48	—
Share of net income	6	2
Share of other comprehensive income (loss)	(58)	87
Dividends received	(4)	(3)
Foreign exchange translation and other	4	(3)
Balance, end of year	$451	$455